UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 3, 2017

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by GoDaddy Inc. on April 4, 2017 (the "Original 8-K"). The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Original 8-K.
Item 9.01    Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
The required audited financial statements of HEG as of and for the years ended December 31, 2016, 2015 and 2014 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.
(b) Pro forma financial information.
The required pro forma financial information as of and for the year ended December 31, 2016 is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.
(d) Exhibits.

Exhibit No.	Description
10.1*
Bridge Credit Agreement, dated as of April 3, 2017, among Desert Newco, LLC, GD Finance Co., Inc., the several lenders from time to time parties hereto, Barclays Bank PLC, as the Administrative Agent and a Lender, and Barclays Bank PLC, Deutsche Bank Securities, Inc., Citigroup Global Markets Inc., RBC Capital Markets, J.P. Morgan Chase Bank, N.A., HSBC Securities (USA) Inc., SG Americas Securities, LLC, as Joint Lead Arrangers and Bookrunners.

23.1	Consent of Deloitte LLP, independent auditors.
99.1*	Press Release issued by GoDaddy Inc. on April 3, 2017.
99.2	Consolidated financial statements of Host Europe Holdings Limited and its subsidiaries as of and for the years ended December 31, 2016, 2015 and 2014.
99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2016.

*	Previously filed as an exhibit to GoDaddy Inc.'s Current Report on Form 8-K filed on April 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	May 3, 2017	/s/ Ray E. Winborne
Ray E. Winborne
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1*
Bridge Credit Agreement, dated as of April 3, 2017, among Desert Newco, LLC, GD Finance Co., Inc., the several lenders from time to time parties hereto, Barclays Bank PLC, as the Administrative Agent and a Lender, and Barclays Bank PLC, Deutsche Bank Securities, Inc., Citigroup Global Markets Inc., RBC Capital Markets, J.P. Morgan Chase Bank, N.A., HSBC Securities (USA) Inc., SG Americas Securities, LLC, as Joint Lead Arrangers and Bookrunners.

23.1	Consent of Deloitte LLP, independent auditors.
99.1*	Press Release issued by GoDaddy Inc. on April 3, 2017.
99.2	Consolidated financial statements of Host Europe Holdings Limited and its subsidiaries as of and for the years ended December 31, 2016, 2015 and 2014.
99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2016.

*	Previously filed as an exhibit to GoDaddy Inc.'s Current Report on Form 8-K filed on April 4, 2017.